Exhibit 99.1

2 0 0 4 A N N U A L M E E T I N G

DELIVERING OUR VISION

SUCCESSFULLY NAVIGATING GROWTH

Disclaimer

This presentation contains “forward looking” information, as defined by the Private Securities Litigation Reform Act of 1995, that is based on Community’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events, or results. Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially. Community undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events, or otherwise.

2003 Recap: A Repeat of 2002?

Economic malaise going back to 9/11/01

Corporate scandals / Sarbanes Oxley

War in Iraq

Lowest interest rates in 40 years and now,

Signs of economic recovery emerge

Our Business Model

Operating Principles

Growth

+ Diversification

+ Efficiency

= Sustained Profitability

= Shareholder Value!

Performance Goals: Our Guideposts

Minimum return on realized equity of 15%

Annual EPS growth of 10%

Minimum annual asset growth of 10%

Non-interest income to 30%

Efficiency ratio below 60%

Performance Barometer: Shareholder Value

Five-Year Cumulative Returns Performance

CMTY $230.00 Peer Group $167.90 NASDAQ $91.80

Dec-98 Dec-99 Dec-00 Dec-01 Dec-02 Dec-03 Community Banks, Inc. NASDAQ Peer Group

Operating Principles -Building Shareholder Value Areas of Emphasis

GROWTH of the Franchise

DIVERSIFICATION of the Revenue Base

EFFICIENCY with Growth

Growth

5 Year Compound Growth Rates

Assets — 12.7%

Deposits — 11.1%

Loans — 11.7%

2003: 3 new offices, including Maryland presence

Downtown Harrisburg (Dauphin County)

Normandie Ridge (York)—limited service

Westminster (Maryland)

2004: 4 new offices

Lemoyne

Hershey

Dillsburg (limited service)

Spring Grove

Future Growth: Strategic Plans

Interstate 81 Corridor

Carlisle

Shippensburg

Chambersburg

Additional Capital Region Expansion

York / Adams Region

Maryland

Growth: Assets in millions

2003 Growth: $181 Million 10.8%

$1,861

Compound Annual Growth

$1,680

Rate: 12.7%

$1,510

$1,309

$1,151

$1,023

12/31/98 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03

Growth: Deposits in millions

$ 1,231

Compound

Annual Growth

$ 1,133

Rate: 11.1%

$ 1,003

$ 919

$ 826

$ 728

12/31/98 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03

2003 Growth: $98 Million 8.6%

Growth: Loans in millions

2003 Growth:

$174 Million

19.2%

$ 1,079

Compound

Annual Growth

Rate: 11.7%

$ 905

$ 857

$ 815

$ 708

$ 620

12/31/98 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03

Growth: Our Expanding Franchise

Growth: Franchise Summary –Total 50

York County (18 Offices)

2nd fastest-growing urban Pennsylvania market

Dauphin County (11 Offices)

Strong in Northern Dauphin

Harrisburg focus

Schuylkill/Luzerne/Northumberland (12 Offices)

Stable, with “growth” pocket

Adams/Cumberland/Snyder (7 Offices)

Adjacent to growth

Maryland Expansion (2 Offices)

Melrose

Westminster

Diversification of Revenue Base

Title Insurance

ABCO (April 2003)

Combined Three Franchises

2003 Revenues of $2.1 million

Offices in Harrisburg, York, Hanover, Chambersburg

M. Penny Sebright and Rick C. Shoop, The Sentinel Agency, LLC

Diversification of Revenue Base

Insurance Agencies

Shultz (June 2003)

Your Insurance Partner (September 2003)

Offices in Hanover, Dillsburg and Mechanicsburg

John J. Richardson, Jr., Dillsburg Agency Thomas R. Viehman, Hutter Agency

Diversification of Revenue Base

Mortgage Origination

Erie Financial Group (July 2003)

Doubled origination capacity to over $200 million

Offices in York and Gaithersburg, MD

Sandy Korman,

Erie Financial Group, LLC

Diversification of Revenue Base

Investment Product Sales – Bank-wide Distribution

Brokerage

Annuities

Other

Andrew Riggle consults with a CommunityBanks customer

Diversification: Wealth Management

CommunityBanks and Bryn Mawr Trust Company

A Co-Branding Investment Management Service

“Main Line to Main Street”

Diversification:

The Bryn Mawr Trust Company

Financial management services for over 100 years

Traded on NASDAQ

$ 1.86 billion assets under management

Recognized for highly personalized service

Bryn Mawr will provide investment management services for trusts, investment management accounts, and other professionally managed accounts

Community will own the assets, administer the trusts, and manage the account relationship

Efficiency: Recent Trends

Efficiency ratio > 60% — unfavorable to performance goals

Multiple “drivers” – A Balancing Act

Impact of integrated businesses

Rapid branch expansion

Revenue compression; reduces denominator

Efficiency: Ongoing initiatives

Reallocation and maximization of resources

Mortgage integration

Insurance consolidation

Office configuration

Technology Upgrades & Cost Saves

Core software

On line banking

» Imaged statements & checks

» Paper, postage, mailing cost saves

Manage expense growth relative to organic growth

Performance Overview: 2003 vs. 2002 — Annual

2003 2002%

Net Income $ 20,400 $ 18,446 10.6%

Earnings Per Share* $ 1.63 $ 1.48 10.1%

Return on Average Equity 15.03% 15.46% ——

Return on Average

Realized Equity** 15.81% 15.62% ——

*Restated to reflect 5% stock dividend paid April 2004. **Excludes accumulated other comprehensive income.

2003 Performance Components

Net Interest Income

Non-interest Income

Asset Quality

Operating Expenses

Performance Component:

Net Interest Income

5% Growth in

(fully tax equivalent basis)

2003

in millions

$ 59

$ 60 5-Year CAGR:

$ 56

8.8%

$ 50

$ 50

$ 47

$ 43

$ 40 $ 39

$ 30

$ 20

1998 1999 2000 2001 2002 2003

Performance Component: Net Interest Income (cont’d.)

Annual

2003 2002

Asset Yield 6.02% 6.89%

Cost of Funds 2.89% 3.60%

Net Interest Spread 3.13% 3.29%

Net Interest Margin 3.50% 3.78%

Change in NIM (28) bp

Performance Component: NIM “ Drivers”

5-year Compound

Annual Growth Rate 2003 Growth

Balance Sheet (period end): (12/98–12/03)

Assets 12.7% 10.7%

Loans 11.7% 19.2%

Deposits 11.1% 8.6%

Performance Component:

Non-Interest Revenues

(excluding security gains) 43% Growth in

millions 2003

$ 20.0

$ 18.5

5-Year CAGR:

30.7%

$ 15.0

$ 12.9

$ 10.4

$ 10.0

$ 7.7

$ 6.1

$ 5.0

$ 5.0

$ 0.0

1998 1999 2000 2001 2002 2003

Performance Component: Non-Interest “Drivers”

Strength of Insurance Product Sales

Title Insurance

Property and Casualty Insurance Lines

Mortgage Origination

Honors Overdraft

Retail Investments and Annuities

Non-recurring

Office sale ($1 million)

Pension Curtailment ($.5 million)

Performance Component: Asset Quality…positive trends

(in thousands)

Activity for the year: 12/31/2003 12/31/2002 %Change

Net charge-offs $ 1,665 $ 3,139 (47%)

Provision for loan losses 2,500 3,350 (25%)

Net charge-offs to average loans 0.17% 0.35% ——

Problem loan trends:

Accruing loans 90 days past due 90 961 (91%)

Non-accrual loans 8,151 9,393 (13%)

Allowance to loans 1.22% 1.36% ——

Allowance to non-accrual loans 1.62x 1.31x ——

Performance Component: Expense Control

Efficiency Ratio

59.77%1 60.47%

55.88% 56.81%

55.54% 55.42%

55.33% 2

1998 1999 2000 2001 2002 2003

1Includes merger costs.

32 2Without merger costs.

Performance Analysis: Performance Goals

2003 Actual

Minimum ROE of 15% 15.81%

Annual EPS Growth of 10% 10.00%

Annual Asset Growth of 10% 11.00%

Fee Income to 30%* 24.00%

Efficiency Ratio Below 60% 60.47%

*Excludes security gains.

Update on First Quarter

1st Qtr 2004 1st Qtr 2003

Profitability

Net Income $ 5,175,000 $ 5,101,000

Earnings Per Share* $ .41 $ .41

Efficiency Ratio 61.2% 60.0%

Return on Average

Realized Equity** 14.98% 16.70%

Change in Average Balances***

Total Assets 11.4% 12.1%

Loans 20.2% 6.4%

Deposits 10.1% 8.7%

*Restated to reflect 5% stock dividend paid April 2004. **Excludes accumulated other comprehensive income.

***Compares the current quarter to the same quarter in prior year.

Challenges for 2004

Growing and Garnering Market Share

Waypoint /Sovereign opportunity

Targeted Office Expansion

Customer Acquisition Programs (“Free Checks” campaign, e.g.)

Margin Improvement

An industry challenge

Positioned for modest rate increase

Growth vs. Price Equation

Credit Quality

Current strength

Remains our “TOP PRIORITY”

Challenges for 2004 (cont’d)

Efficiency Control

Investment in office expansion: a “must do”

Grow into our cost structure

Digestion / Expansion of integrated businesses

Technology Investments

Expansion of capacity to meet our growth parameters

Image technology standard

Investment in core applications

Leveraging Integrated Businesses

Bryn Mawr “partnership”

Mortgage Banking: the Erie model

Insurance: more integration

Impact of rates: mortgage, title, etc.

Shareholder Focus

Share volume—daily volume up 30% with NASDAQ

13+ Market Makers

Coverage by 3 Analysts (Janney, Sandler, Ferris)

2003 Dividends Increased 15%

Share Repurchase: 131,000 shares—$3.6 million (200,000 shares available)

Stock Dividends

20% Paid in January 2004

5% Paid at end of April 2004

Shareholder Focus: Appreciation and Dividend

8-Year Total Return 304% 8-Year Annual Return 19.1%

Stock Price Update

Price on May 2, 2003 — $23.00

All time high — $34.52 (January 20, 2004)

Price on April 30, 2004 — $30.70

Price appreciation from May 2, 2003 to April 30, 2004 — 33.5%

Past Year: CMTY vs. NASDAQ

May 2, 2003 – April 30, 2004

CMTY NASDAQ banks

A Year of Recognition

Central Penn Business Journal

Fastest Growing Bank

Top 50 Fastest Growing Businesses

Harrisburg Magazine

“Simply the Best” Bank

Harrisburg Patriot News

Top 10 “Superstar”

Downtown Harrisburg/York Openings

“Entrepreneur of the Year” Finalist

Questions www.communitybanks.com